SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                MicroFrame, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                MicroFrame, Inc.

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and 0-11.


     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     (5)  Total fee paid:

          ----------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------


     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------


     (3)  Filing Party:

          ----------------------------------------------------------------------


     (4)  Date Filed:

          ----------------------------------------------------------------------

                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 16, 1996


To the Shareholders of MICROFRAME, INC.:

           NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Meeting") of MicroFrame, Inc., a New Jersey corporation (the "Company"), will be held at the offices of the Company, 21 Meridian Road, Edison, New Jersey 08820 on September 16, 1996, at 10:00 A.M. for the following purposes:

           1. To elect a board of six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

           2. To take action concerning approval of amendments to the Company's 1994 Stock Option Plan;

           3. To ratify and approve the appointment of Coopers & Lybrand L.L.P. to serve as the Company' s independent accountants for the fiscal year ending March 31, 1997; and

           4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

           The Board of Directors has fixed the close of business on August 9, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

           ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                             By Order of the Board of Directors,


                                             Michael Radomsky, Secretary
                                             Edison, New Jersey
                                             August 17, 1996

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM
                       BE COMPLETED AND RETURNED PROMPTLY

                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820

                                    -------
                                 PROXY STATEMENT
                                    -------

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 16, 1996

                             SOLICITATION OF PROXIES


           This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or "the Board") of MicroFrame, Inc., a New Jersey corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 16, 1996 (the "Meeting"), at 10:00 A.M. at 21 Meridian Road, Edison, New Jersey 08820 and at any adjournment or postponement thereof.

           A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any shareholder present at the Meeting may revoke his or her proxy there at and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for approval of amendments to the Company's 1994 Stock Option Plan (the "1994 Plan"), (iii) for ratification and approval of the appointment of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending March 31, 1997 and (iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

           The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about August 17, 1996.

           The close of business on August 9, 1996 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date there were 4,819,142 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


           At the Meeting, the shareholders will elect six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Stephen B. Gray, Michael Radomsky, William H. Whitney, David I. Gould and Stephen P. Roma (the "nominees") to serve as directors upon their nomination at the Meeting. At the Meeting a total of six nominees will stand for election. The Company's Nominating Committee is presently considering additional candidates for the three vacant seats on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named and the six nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

           Each of the nominees has consented to serve as a director if elected. All of the nominees currently serves as a director, except Stephen B. Gray. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. In the event that any of the nominees for director should before the Meeting become unable to serve or for good cause will not serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

DIRECTORS AND EXECUTIVE OFFICERS

           The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

                                                                        Director
         Name           Age     Position Held with the Company             Since
         ----           ---     ------------------------------             -----

Stephen M. Deixler+      61     Chairman of the Board of Directors,         1985
                                Chief Executive Officer, Treasurer

Stephen B. Gray          38     President and  Chief Operating Officer

Michael Radomsky         43     Executive Vice President, Secretary,
                                Director                                    1982

William H. Whitney       41     Chief Technology Officer, Assistant
                                Director Secretary,                         1982


Mark A. Simmons          35     Vice President - Operations, Chief
                                Financial Officer

                                                                        Director
         Name           Age     Position Held with the Company             Since
         ----           ---     ------------------------------             -----


Robert M. Groll          62     Vice President - Marketing

David I. Gould +*X       66     Director                                    1985

Stephen P. Roma+*X       49     Director                                    1991

- ------------------------------
+          Member of Compensation/Stock Option Committee
*          Member of Nominating Committee
X          Member of Audit Committee

INFORMATION ABOUT NOMINEES

           Set forth below is certain information with respect to each nominee:

           STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and has served as Chief Executive Officer of the Company since April 1996, as well as from June 1985 through October 1994. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993 and currently has served as Treasurer of the Company since October 1994. Mr. Deixler is also currently a director of Farrington Bank. During April 1995, Mr. Deixler sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling, and leasing high technology products, to Greyvest Capital Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Deixler was Chairman of Princeton Credit Corporation. He previously served as President of Atlantic International Brokerage, a leasing company, which is a wholly owned subsidiary of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems PLC. Prior to holding this position, he was President and sole shareholder of Princeton Computer Associates, Inc. ("PCA"). PCA was a company engaged in the business of buying, selling and leasing of large-scale computer systems as well as functioning in consulting and facilities management and was sold to Atlantic Computer Systems, Inc. in 1988.

           STEPHEN B. GRAY has been President and Chief Operating Officer since April 1996. He also is a director of MicroFrame Europe N.V. He served as Senior Vice President-Sales, Marketing and Support of the Company from December 1994 through March 1996. From July 1993 through December 1994, Mr. Gray was an independent consultant, engaged in assisting both private and publicly-held companies with strategy development, internal operational reviews and shareholder value enhancement programs. From September 1988 through June 1993, he held a series of management positions within Siemens Nixdorf USA, the last as Vice President, (reporting to the Chief Executive Officer and Board of
Directors), and a member of the executive committee overseeing Siemens Information Systems businesses in the United States. Prior to joining Siemens, Mr. Gray previously held a series of rapidly progressive positions within IBM including various technical, sales and marketing management assignments.

           MICHAEL RADOMSKY is an original founder of the Company and has been the Executive Vice President and a director since the Company's formation in 1982 and has served as Secretary of the Company since November 1994. He is currently responsible for all International Operations. Previously, he has been charged with multiple tasks, the most important being the identification of industry directions, and the technical appropriateness of Company designs as well as products acquired, licensed or jointly developed with others. In addition, Mr. Radomsky has been responsible for the design of network topologies for large corporate customers, ensuring compatibility for future products. Mr. Radomsky has also previously been responsible for the Company's technical support, purchasing and manufacturing operations. Prior to 1989, Mr. Radomsky was responsible for the mechanical and electronic engineering of the Company's products.

           WILLIAM H. WHITNEY is an original founder of the Company and has been the Vice President - Software Development (which title has currently been changed to Chief Technology Officer ) and a director since the Company's formation in 1982 and has served as Assistant Secretary of the Company since
November 1994. Along with Mr. Radomsky, he developed all of the Company's initial products, including the DL-4000 and the IPC product line. As Chief Technology Officer, Mr. Whitney has been responsible for development of hardware and software for all of the Company's standard offerings, including all products being sold through OEM and distributor channels.

           DAVID I. GOULD, retired as Vice Chairman of the Board of Directors at the end of April 1995, a position which he had served since December 1993. He presently is a director of the Company and has been since April 1985 and he is President of Gould Consulting since May 1, 1995. He served as President and Chief Operating Officer of the Company from June 1985 until December 1993. He was Vice President-Marketing of the Company from April 1985 until June 1985. From 1982 until joining the Company in 1985, he was an officer of The Ultimate Corporation ("Ultimate"), a computer manufacturer listed on the New York Stock Exchange, eventually serving as Senior Vice President of Marketing. During his three years at Ultimate, Mr. Gould managed the growth of that company's revenues from $40 million to more than $100 million.

           STEPHEN P. ROMA has been a director of the Company since August 1991 and since August 1994 is the President and Chief Executive Officer of Family Health and Fitness Center. During April 1995, he sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling and leasing high technology products, to Greyvest Capital, Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Roma was President and Chief Operating Officer of Princeton Credit Corporation. He previously served as Vice President of Sales/Northeast Region of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems, PLC. Prior to holding this position, he was a principal and President and Chief Operating Officer of Princeton Computer Group, Inc., which was sold to Atlantic Computer Systems, Inc. in 1988.

NON-DIRECTOR EXECUTIVE OFFICERS

           Set forth below is certain information with respect to each executive officer of the Company who is not also a director of the Company:

           MARK A. SIMMONS has been the Company's Vice President - Operations and Chief Financial Officer since January 1995. His responsibilities include finance, administration, purchasing/materials management and production. Mr. Simmons is a finance professional and Certified Public Accountant. From 1987 through 1994, he was with the Communications Division of General Instrument Corporation where he served as Controller from 1992 through 1994 and Manager of Financial Reporting and Accounting Services from 1987 to 1992. From 1985 to 1987, Mr. Simmons was Accounting Manager for UGI Development Company, an oil and gas equipment supplier. Prior to this, he was with KPMG Peat Marwick.

           ROBERT M. GROLL has been Vice President - Marketing of the Company since March 1986. From 1970 until joining the Company in June 1985, as Director of Marketing, Mr. Groll was the President of PTM Associates, Inc. ("PTM"), a firm engaged in management consulting in the areas of technical marketing and computer system design. While with PTM, during 1983 and 1984, Mr. Groll became Vice President of Cable Applications, Inc. a New York corporation, where he was responsible for initiating and managing new product development efforts.

           The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's shareholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

BOARD MEETINGS AND COMMITTEES

           The Nominating Committee of the Board of Directors currently consists of Messrs. Gould and Roma. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by shareholders. The Nominating Committee held no meetings during fiscal 1996.

           The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler, Roma, Gould and Gent. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees and grant non-plan stock options and warrants to employees, outside directors and consultants and to administer employee benefit plans, including all stock option plans of the Company. During the fiscal year ended March 31, 1996, there was action taken by unanimous written consent on six occasions.

           The Company's newly formed Audit Committee currently consists of Messrs. Roma and Gould and has had no meetings to date.

           During the Company's fiscal year ended March 31, 1996, there were twelve meetings of the Board of Directors and action taken by unanimous written consent on two occasions. Each of the members of the Board of Directors who is currently a nominee for election attended 75% or more of the meetings of the Board of Directors during fiscal 1996 and attended all of meetings held by the committees on which such nominee served.

COMPENSATION OF DIRECTORS

           On October 1, 1995, each of Stephen M. Deixler, Stephen P. Roma, David I. Gould and Michehl R. Gent, the Company's non-employee directors were granted a non-employee director option pursuant to the Company's 1994 Plan to purchase 10,000 shares of Common Stock exercisable as to 2,500 shares upon each three-month anniversary of the date of grant, provided that such individual continues to serve as a non-employee director of the Company on such dates.

           In addition, the Company adopted a policy commencing October 1, 1995, that all non-employee directors traveling more than fifty miles to a meeting of the Board of Directors shall be reimbursed for all reasonable travel expenses.

EXECUTIVE OFFICERS

           The executive officers of the Company are Stephen M. Deixler, Chairman of the Board of Directors, Chief Executive Officer and Treasurer, Stephen B. Gray, President and Chief Operating Officer, Mark A. Simmons, Vice President-Operations, and Chief Financial Officer, Michael Radomsky, Executive Vice President and Secretary, William H. Whitney, Chief Technology Officer and Assistant Secretary, and Robert M. Groll, Vice President-Marketing.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

           The following table sets forth the number of shares of Common Stock known to the Company to be beneficially owned as of August 9, 1996 by (i) holders known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock of the Company, (ii) each of the directors and nominees,
(iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below, and (iv) all directors and executive officers of the Company as a group, and the percentage of the total outstanding shares of Common Stock such shares represented as of August 9, 1996. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

                                      Number of Shares
Name and Address of                   Beneficially
Beneficial Owner                      Owned*                 Percent of Class
- -------------------                   ------------           ----------------


Stephen M. Deixler(1)                       740,532               15.2%
371 Eagle Drive
Jupiter, Florida 33477

David I. Gould(2)                           327,637                6.7%
10844 White Aspen Way
Boca Raton, Florida  33428

Michael Radomsky(3)                         222,670                4.6%
8 Zaydee Drive
Edison, New Jersey 08837

William H. Whitney (4)                      116,044                2.4%
15 Jackson Avenue
Chatham, New Jersey 07928

Robert M. Groll(5)                           67,198                1.4%
52 Village Lane
Freehold, New Jersey 07728

Michehl R. Gent(6)                           56,659                1.2%
916 Aspen Drive
Plainboro, New Jersey 08536

Stephen P. Roma(7)                          464,399                9.5%
91 Durand Drive
Marlboro, New Jersey 07748

                                      Number of Shares
Name and Address of                   Beneficially
Beneficial Owner                      Owned*                 Percent of Class
- -------------------                   ------------           ----------------


Lonnie L. Sciambi(8)                         76,510                1.6%
262 N. Maple Avenue
Basking Ridge, New Jersey 07920

Stephen B. Gray(9)                           31,540               **
37 Shy Creek Road
Alexandria, New Jersey 08867

Special Situations Fund, III, L.P.(10)      855,863               14.2%

MGP Advisers Limited Partnership (10)       855,863               14.2%

AWM Investment Company, Inc. (10)         1,164,133               22.4%

Austin W. Marxe (10)                      1,164,133               22.4%

Jay Associates LLC (11)                     480,000                9.3%
1118 Avenue J
Brooklyn, New York  11230

Alpha Investments LLC (12)                  336,000                6.7%
5611 North 16th Street #300
Phoenix, Arizona  85016

Ora Gichtin (13)                            300,000                6.0%
6316 Greenspring Avenue #304
Baltimore, Maryland  21209

Jules Nordlicht (13)                        300,000                6.0%
225 West Beach Avenue
Long Beach, New York  11561

Directors and executive
  officers as a group (9 Persons)         2,052,731               40.2%

- ---------------------------
* All shares and per share amounts have been adjusted to take into account the Company's Reverse Stock Split.

**         Less than 1% of the outstanding shares of Common Stock.

           (1) Does not include 214,436 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 90,000 shares of Common Stock of which Mr. Deixler is the beneficial owner, and which have been issued to and are registered in the name of Olen and Company custodian f/b/o Stephen M. Deixler. Also includes 7,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement.

           (2) Includes 50,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1984 Stock Option Plan and the 1994 Plan. Also includes 7,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan.

           (3) Includes 8,266 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

           (4) Includes 8,230 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1994 Plan.

           (5) Includes 10,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1984 Plan. Also includes 13,030 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

           (6) Also includes 7,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan.

           (7) Includes 47,877 shares of Common Stock held by Donaldson, Lufkin & Jenrette Securities Corporation custodian f/b/o Stephen P. Roma, IRA. Includes 8,400 shares of Common Stock held by Mr. Roma and his wife as joint tenants. Also includes 7,500 shares of Common Stock which may be acquired pursuant to currently exercisable non-employee director options under the 1994 Plan. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement. Does not include 1,200 shares of Common Stock held by Mr. Roma as custodian for his son or 29,108 shares owned by Mr. Roma's wife, some of which are held in Mrs. Roma's individual retirement account, as to which shares Mr. Roma disclaims beneficial ownership.

           (8) Includes 51,510 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

           (9) Includes 31,540 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

           (10) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware corporation ("AWM"), and Austin
                     W. Marxe have filed a Schedule 13G, the latest amendment of which is dated January 5, 1996. All presented information is based on the information contained in the Schedule 13G and subsequent information known to the Company. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. The Fund has sole voting and dispositive power with respect to 855,863 shares; MGP has sole dispositive power with respect to 855,863 shares; AWM has sole voting power with respect to 308,270 shares and sole dispositive power with respect to 1,164,133 shares; and Mr. Marxe has sole voting power with respect to 308,270 shares, shared voting power with respect to 855,863 shares and sole dispositive power with respect to 1,164,133 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe. Also includes 267,242 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by the Fund and MGP and 364,422 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement held by AWM and Mr. Marxe.

           (11) Includes 320,000 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement.

           (12) Includes 224,000 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement.

           (13) Includes 200,000 shares issuable upon exercise of currently exercisable Class A and Class B Warrants of the 1996 Private Placement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") as follows: Each of Messrs. Stephen M. Deixler, Stephen P. Roma and Michehl R. Gent filed one late report, a Form 5 disclosing the grant of a non-employee stock option pursuant to the Company's 1994 Plan. Mr. David I. Gould has filed two late reports, a Form 4, disclosing the sale of stock and a Form 5 disclosing the grant of a non-employee stock option pursuant to the Company's 1994 Plan. During the fiscal year ended March 31, 1996, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

           The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended March 31, 1996, to those individuals who as of March 31, 1996 served as the Company's Chief Executive Officer during fiscal 1996 and to the Company's four most highly compensated officers other than those who served as the Chief Executive Officer during fiscal 1996 (these five executive officers being hereinafter referred to as the "Named Executive Officers").

                                             SUMMARY COMPENSATION TABLE

                     Annual Compensation                                      Long Term Compensation
                     -------------------                ----------------------------------------------------------------
                                                                Awards                                     Payouts
                                                        -------------------------                  ----------------------
                                                           Other
                                                          Annual      Restricted    Securities                  All Other
Principal                                                 Compen-        Stock      Underlying        LTIP       Compen-
Position               Year   Salary($)      Bonus($)    sation($)    Award(s)($)   Options (#)    Payouts($)   sation($)
- --------               ----   ---------      --------    ---------    -----------   -----------    ----------   ---------
Lonnie L. Sciambi      1996   186,700         --           --            --           3,378            --        1,620(3)
President, Chief       1995   129,135(5)    39,375(4)      --            --          26,595            --         --
Executive Officer(1)

Stephen B. Gray        1996   134,675         --           --            --           2,309            --         --
President, Chief       1995    42,000(5)     2,213(2)      --            --          40,000            --         --
Operating Officer

Michael Radomsky       1996   122,800         --           --            --           8,208            --        1,047(3)
Executive Vice-        1995   111,588        2,910(2)      --            --           1,192            --        1,997(3)
President, Secretary   1994   100,000         --           --            --            --              --        2,770(3)

William H. Whitney     1996   122,800         --           --            --           8,136            --        2,152(3)
Chief Technology       1995   111,588        2,841(2)      --            --           1,209            --        1,997(3)
Officer, Asst. Secy    1994   100,000         --           --            --            --              --        2,770(3)

Robert M. Groll        1996   107,800         --           --            --           7,837            --        1,892(3)
Vice-President         1995   100,000        2,410(2)      --            --           5,908            --        1,800(3)
Marketing              1994   100,000         --           --            --            --              --        2,770(3)

- --------------------------------------
(1) On April 1, 1996, the Company did not renew its employment agreement with Mr. Sciambi in which he served as President and Chief Executive Officer of the Company and entered into a compensation agreement with him as of such date. See "Certain Relationships and Related Transactions."

(2) Represents compensation earned under the Company's Incentive Bonus Plan for the fiscal year ended March 31, 1995 (the "Incentive Plan"). The Incentive Plan covers all Company employees and was effective as of October 1, 1994. The Incentive Plan is based on achievement in three specific areas - Company revenue, Company operating income, and individual/ departmental objectives.

(3)        Represents  contribution  of the Company under the  Company's  401(k)
           Plan.

(4) Represents $4,375 in compensation earned under the Incentive Plan as described in (2) above as well as a stock bonus award of 25,000 shares of the Company's Common Stock granted on October 11, 1994, pursuant to Mr. Sciambi's employment agreement with the Company, which shares had a fair market value of $1.40 per share on the date of grant or $35,000 in the aggregate.

(5) Compensation for Messrs. Sciambi and Gray includes payments they earned as consultants of the Company in the amounts of $45,000 and $42,000, respectively. Messrs. Sciambi and Gray served as consultants to the Company prior to the time they became full-time employees pursuant to their employment agreements with the Company dated October 11, 1994 and March 27, 1995, respectively.

                        OPTION GRANTS IN FISCAL YEAR 1996

           The following table sets forth certain information concerning stock option grants during the year ended March 31, 1996 to the Named Executive Officers (after giving effect to the Reverse Stock Split):


                                          Individual Grants
                     -------------------------------------------------------
                                     Percent
                     Number of       of Total
                     Securities      Options          Exercise
                     Underlying      Granted to       or Base
                     Options         Employees in     Price      Expiration
      Name           Granted(#)      Fiscal Year      ($/Sh)     Date
      ----           ----------      -----------      ------     -----------

Lonnie L. Sciambi      3,378            4.4%           $ 2.87       (1)

Stephen B. Gray        2,309            3.0%           $ 2.87       (1)

Michael Radomsky       2,208            2.9%           $ 2.87       (1)
                       6,000            7.8%           $ 2.56    4/16/00

William H. Whitney     2,136            2.8%           $ 2.87       (1)
                       6,000            7.8%           $ 2.56    4/16/00

Robert M. Groll        1,837            2.4%           $ 2.87       (1)
                       6,000            7.8%           $ 2.56    4/16/00





(1) One-third of options are exercisable on or after April 3, 1995 with an expiration date of March 31, 2000, an additional one-third are exercisable on or after April 1, 1996 with an expiration date of March 31, 2001 and an additional one-third are exercisable on or after April 3, 1997 with an expiration date of March 31, 2002.

                 Aggregated Option Exercises in Fiscal Year 1996
                        and Fiscal Year-End Option Values

           The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 1996 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 1996 (after giving effect to the Reverse Stock Split).

                                                                                         Value of
                                                                                       Unexercised
                                                    Number of Securities               In-the-Money
                  Shares                          Underlying Unexercised               Options at
                  Acquired on      Value           Options at FY-End(#)                  FY-End($)(1)
Name              Exercise (#)     Realized($)    Exercisable/Unexercisable      Exercisable/Unexercisable
- ----              ------------     -----------    -------------------------      -------------------------
Lonnie L.

Sciambi              --                --                26,657/3,316                    $2,700/$0

Stephen B. Gray      --                --                30,770/11,539                     $0/$0

Michael
Radomsky             --                --                7,133/2,267                       $0/$0

William H.
Whitney              --                --                7,115/2,230                       $0/$0

Robert M.
Groll                --                --                21,915/1,830                 $7,420/$0

- -----------------------

(1) The average price for the Common Stock as reported by NASDAQ on March 31, 1996 was $1.938 per share. Value is calculated on the basis of the difference between the option exercise price and $1.938 multiplied by the number of shares of Common Stock underlying the options.


EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT  AND  CHANGE  OF  CONTROL
ARRANGEMENTS

           The Company entered into employment agreements with each of Messrs. Robert M. Groll, Michael Radomsky and William H. Whitney, which commenced as of January 1, 1994 and expire on December 31, 1996. Each agreement provides for a salary of not less than $100,000 per year to continue through the term of the agreement unless terminated for cause. Each agreement also provides each executive during the term with reimbursement for reasonable expenses and fringe benefits that generally are available to the Company's executives. Each of the executives have agreed not to disclose any confidential information of the Company during the term of his employment or thereafter and will not compete with the Company for a period of two years following termination of his employment.

           On April 1, 1996, the Board of Directors did not renew the Company's employment agreement with Mr. Lonnie L. Sciambi, the Company's then President and Chief Executive Officer and simultaneously approved a compensation agreement between the Company and Mr. Sciambi to be effective as of such date. See "Certain Relationships and Related Transactions".

           On March 27, 1995, the Company entered into an employment agreement with Mr. Stephen B. Gray, in which he was appointed Senior Vice President - Sales, Marketing and Support for a period of one year with an option to renew for two additional years. The agreement provides for an initial annual salary of $125,000 from the commencement of the agreement until March 31, 1995 ("Initial Salary") with additional annual increases or decreases in the Initial Salary based upon the Company's performance in the prior fiscal year measured against the achievement by the Company of certain performance goals as established by the Board of Directors with respect to certain weighted performance criteria. Pursuant to the employment agreement, Mr. Gray also received 40,000 options to acquire 40,000 shares of Common Stock under the Company's 1994 Plan. In addition, Mr. Gray receives in accordance with the agreement, reimbursement for reasonable expenses and fringe benefits that generally are available to the Company's executives. Mr. Gray has agreed not to disclose confidential information of the Company during the term of his employment or thereafter and will not compete with the Company for a period of two years following termination of his employment. On April 29, 1996, the Board of Directors of the Company elected Mr. Gray as the President and Chief Operating Officer of the Company and an employment agreement reflecting the terms of Mr. Gray's employment in this capacity is currently being negotiated between the Company and Mr. Gray.

                              CERTAIN TRANSACTIONS

           Mr. David I. Gould, formerly an executive officer and a current director of the Company entered into a consulting agreement with the Company which become effective on May 1, 1995 upon the expiration date of his employment agreement on April 30, 1995. The consulting agreement provides for a four-year term, with an automatic one year renewal, and compensation at the rate of $1,000 per day for services provided. The consulting agreement further provides that Mr. Gould will not receive less than $40,000 nor more than $220,000 per year, and that the rendering of any services above $40,000 must be with the prior approval of the Company.

           On April 1, 1996, the Company entered into a six-month compensation agreement with Mr. Lonnie L. Sciambi, a former executive officer and director of the Company after not renewing its existing employment agreement with Mr. Sciambi. The compensation agreement provides for compensation in the aggregate sum of $100,000, as well as certain benefits during the term. In addition, Mr. Sciambi was granted a stock option under the Company's 1994 Plan to purchase 23,196 shares of Common Stock.

           In April 1996, the Company completed the 1996 Private Placement to accredited investors of an aggregate of 1,101,467 Units for gross proceeds of $1,376,933.75, each Unit consisting of one share of Common Stock and one Class A Warrant and one Class B Warrant, each of which are exercisable into one share of Common Stock. Stephen M. Deixler, an executive officer and a director of the Company and Stephen P. Roma, a director of the Company, who each held preemptive rights to purchase Units in this offering, each purchased 26,665 Units at a price of $1.25 per Unit for aggregate consideration of $33, 331.25. Additionally, in connection with the 1996 Private Placement, Special Situations Fund III, L.P., also the holder of preemptive rights purchased 133,621 Units at $1.25 for aggregate consideration of $167,026.25.

           In September 1995, the Company formed a wholly-owned subsidiary, MicroFrame Europe N.V., which, in turn, acquired all of the issued and outstanding shares of capital stock of European Business Associates BVBA ("EBA") of Brussels, Belgium from Marc Kegelaers, its sole shareholder. In connection with such acquisition, MicroFrame Europe N.V. entered into a consulting agreement with Mr. Kegelaers for a term of five years. The consulting agreement provides for a consulting fee in the aggregate sum of U.S.$75,000, as well as the reimbursement of certain expenses during the term. The consulting fee increases by five percent each of the subsequent four years of the term.


                                 PROPOSAL NO. 2
         APPROVAL OF AMENDMENTS TO THE COMPANY'S 1994 STOCK OPTION PLAN

           At the Company's 1994 Annual Meeting, shareholders approved the Company's 1994 Stock Option Plan (the "1994 Plan") for the purpose of providing an incentive to key employees (including officers) and to consultants and directors of the Company and any present or future subsidiaries of the Company. The Board of Directors believes that the 1994 Plan, which is described in detail below, has been effective in helping the Company to attract and retain key employees, consultants and directors.

           Accordingly, on August 16, 1996, the Company's Board of Directors approved, an amendment to the 1994 Plan to increase the number of shares of Common Stock subject to the 1994 Plan from 750,000 to 1,250,000. Since the adoption of the 1994 Plan, the Company has issued 2,677 shares of Common Stock upon the exercise of options granted under the 1994 Plan to key employees of the Company and, as of the Record Date, options to purchase an aggregate of 276,227 shares were outstanding. Accordingly, as of the Record Date and before giving effect to the proposed amendment, there were 471,096 shares of Common Stock available for grant under the 1994 Plan.

           In addition, the Board approved amendments to the 1994 Plan to (i) conform the administration provisions of the 1994 Plan to those required under amendments recently adopted by the Securities and Exchange Commission (the "Commission") to Rule 16b-3 under the Securities Exchange Act of 1934 ("Revised Rule 16b-3") and (ii) modify certain provisions of the 1994 Plan to either eliminate provisions no longer required by reason of the Commission's adoption of Revised Rule 16b-3 or provide additional flexibility permitted by Revised Rule 16b-3. Under Section 16(b) of the Securities Exchange Act of 1934, an executive officer, director or beneficial owners of more than 10% of the Company's Common Stock may be required to pay to the Company all "short-swing" trading profits which such person is deemed to have made in the Company's equity securities. A "short-swing" profit occurs when such person directly or indirectly purchases and sells, or sells and purchases, any equity security of the Company in non-exempt transactions within a six-month period at a deemed profit. The Commission's long-standing Rule 16b-3 is designed to facilitate participation by such persons in employee benefit plans by providing that, if Rule 16b-3 is complied with, the grant of options under plans, such as the 1994 Plan, are deemed an exempt purchase. In order to obtain the benefits of Rule 16b-3, the Company is required to amend the 1994 Plan's administration to meet the requirements of Revised Rule 16b-3 on or prior to November 1, 1996. The Commission's Revised Rule 16b-3 is also designed to permit additional flexibility for stock based employee benefit plans. The proposed amendments related to Rule 16b-3 are designed to:

           (i) change the administration of the 1994 Plan from a committee (the "Committee") consisting of "disinterested persons" (a director who had not, except under a formula plan, been granted an option during the one year period prior to service on the Committee) as required by former Rule 16b-3 to, as required by Revised Rule 16b-3, either the full Board or a committee of the Board consisting of "non-employee directors" (in general, persons who are not at the time an officer of, or employed by, the Company and do not have certain other business relationships with the Company);

           (ii) permit the administrators to approve any provision of the 1994 Plan or any option granted under the 1994 Plan, or any amendment to either, which requires the approval by the Board, the Committee or shareholders in order for options granted under the 1994 Plan to obtain the benefits of Revised Rule 16b-3;

           (iii) delete the requirement that non-employee directors are not entitled to receive options, other than formula options, under the 1994 Plan;

           (iv) provide that shareholder approval of any amendment to the 1994 Plan is only required (in addition to increasing the number of shares subject to the Plan and the number of shares that may be granted to any optionee in a calendar year or to change the 1994 Plan's eligibility requirements) in situations where applicable law requires shareholder approval rather than, as required by former Rule 16b-3, for any material increase in benefits to participants under the 1994 Plan; and

           (v) eliminate the requirement (included under former Rule 16b-3) that any withholding of shares of Common Stock by the Company to satisfy tax withholding obligations upon exercise of an option be made during a limited "window period" so that, as permitted by Revised Rule 16b-3, such withholding could, if the proposed amendments are approved by shareholders, be made at any time.

           The following summary of certain material features of the 1994 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1994 Plan:

SHARES SUBJECT TO THE 1994 PLAN

           The maximum number of shares as to which options may be granted under the 1994 Plan (subject to adjustment as described below) is 1,250,000 shares of Common Stock. Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options will again be available for the grant of options under the 1994 Plan.

TYPE OF OPTIONS

           Options granted under the 1994 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an incentive stock option.

ADMINISTRATION

           Under the proposed amendments, the 1994 Plan is to be administered by a Committee consisting of not less than two members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 in lieu of "disinterested directors". With the exception of the grant to Non-Employee Directors discussed under the caption "Terms and Condition of Options" below, the Committee is authorized to determine, with respect to options to be granted to consultants and employees, among other things, whether to grant options, to whom to grant options, the number of shares to be subject to each option, the exercise price therefor, and the time within which the option may be exercised, all within the limits set forth in the 1994 Plan. The Committee also determines whether and to what extent options granted to employees under the 1994 Plan will be designated as ISOs or NQSOs. If the proposed amendments are approved, the Committee shall have the authority to approve any provision of the 1994 Plan or any option granted under the 1994 Plan, or any amendment to either, which under Rule 16b-3 requires them to approve in order to be exempt under Rule 16b-3 (unless otherwise specifically provided in the 1994 Plan).

ELIGIBILITY

           Plan participation is limited to key employees (including officers and directors who are key employees) and to consultants and directors who are not employees of the Company or of any subsidiary of the Company. The aggregate fair market value (determined at the time the option is granted) of shares with respect to which incentive stock options may be granted under the 1994 Plan or any other plan of the Company or any parent or subsidiary which are exercisable during any calendar year may not exceed $100,000. The maximum number of shares subject to options that may be granted to any one person during any calendar year under the 1994 Plan (the "162(m) Maximum") shall be 75,000 shares.

TERMS AND CONDITIONS OF OPTIONS

           The options granted under the 1994 Plan will be subject to, among other things, the following terms and conditions:

                     a. Options granted to key employees ("Employee Options") or options granted to consultants ("Consultant Options") may be granted for terms determined by the Committee; provided, however, that the term of an incentive stock option may not exceed 10 years (5 years if the option holder owns or is deemed to own more than 10% of the voting power of the Company).

                     b.   Immediately   following   each   annual   meeting   of
           shareholders of the Company at which directors are elected (an "Annual Meeting") during the term of the 1994 Plan, every person who is a Non-Employee Director (as such term is defined in the 1994 Plan) at such time, whether or not elected at such meeting, shall be granted an option ("Non-Employee Director Option") to purchase 10,000 shares of Common Stock. In addition, on the day an individual first becomes a Non-Employee Director if other than at an Annual Meeting, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock equal to 2,500 multiplied by the number of full three-month periods remaining until the first anniversary of the immediately preceding Annual Meeting. Each Non-Employee Director Option shall become exercisable as to 2,500 shares of Common Stock upon each three-month anniversary of the date of grant, provided that the holder continues to serve as a Non-Employee Director on such date; and further provided, that if the next Annual Meeting is held on or before the first anniversary of the immediately preceding Annual Meeting, the last 2,500 shares of Common Stock under such Non-Employee Director Option shall become exercisable on the day preceding the next Annual Meeting (if he continues to be a Non-Employee Director on such date). In the event the remaining shares available for grant under the 1994 Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director in any year, the number of shares subject to the Non-Employee Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto. Subject to earlier termination as provided in the 1994 Plan, the term of each Non-Employee Director Option shall be five years.

                     c. The exercise price of the shares of Common Stock subject to Employee Options and Consultant Options will be determined by the Committee; provided, however, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided that the exercise price of an incentive stock option granted to an employee who owns (or is deemed to own) more than 10% of the voting power of the Company must be at least 110% of the fair market value of the Common Stock subject to such incentive stock option on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option is equal to the fair market value of the Common Stock subject to the option the date of grant.

                     d. Each option is payable in full upon exercise or, if the applicable stock option contract permits, in installments. Payment of the exercise price of an option may be made in cash or, if the applicable stock option contract permits, in shares of Common Stock or any combination thereof.

                      e. Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee's lifetime only by him or her.

                     f. Except as may otherwise by provided in the stock option contract, if the employment of the holder of an Employee Option is terminated for any reason other than death or a permanent and total disability, the option may be exercised, to the extent exercisable by the holder on the date of such termination of employment, within three months thereafter, but not thereafter and in no event after expiration of the term of the option. However, if such employment was terminated either for cause or without the consent of the Company, such option shall terminate immediately. Except as may otherwise by provided in the stock option contract, in the case of the death of the holder of an option while employed (or within three months after termination of employment, or within one year after termination of employment by reason of disability), his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as may otherwise by provided in the stock option contract, an optionee whose employment, was terminated by disability may exercise his or her Employee Option, to the extent exercisable at the time of such termination, within one year thereafter, but not thereafter and in no event after the expiration of the term of the Employee Option.

                     g. Except as may otherwise be provided in the stock option contract, the holder of a Consultant Option whose consulting relationship with the Company has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship shall be terminated either (a) for cause, or (b) without the consent of the Company (other than as a result of the death or disability of the holder or a key employee of the holder), the option shall terminate immediately.

                      h. The holder of a Non-Employee Director Option who ceases to be a Non- Employee Director with the Company for any reason, may exercise such option, to the extent exercisable on the date of such termination, at any time during its term; provided, however, that if the Non-Employee Director is removed as a director of the Company for cause, the option shall terminate immediately.

                     i. The Company may withhold cash and/or shares of Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligation to withhold Federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively the Company may require the holder to pay the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all requested payments have been made.

OPTION CONTRACTS

           Each option will be evidenced by a written contract between the Company and the optionee, containing such terms and conditions not inconsistent with the 1994 Plan as may be determined by the Committee.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

           Appropriate adjustments shall be made by the Board of Directors (whose determination shall be conclusive) in the number and kind of share available under the 1994 Plan, in the number and kind of shares subject to each outstanding option, in the exercise prices of such options and in the number and kind of shares subject to future Non-Employee Director Options and the 162(m) Maximum, in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like.

           In the event of (a) the liquidation or dissolution of the Company, or
(b) a merger in which the Company is not the surviving corporation or a consolidation involving the Company, any outstanding options shall terminate, unless other provision is made therefore in the transaction.

INDEMNIFICATION BY COMPANY

           No member of the Committee is liable for any action or determination made in good faith with respect to the 1994 Plan or any option. In addition, the Company will indemnify and hold each member of the Committee harmless from and against any liability, claim for damages and expenses incurred by reason of any action or failure to act under or in connection with the 1994 Plan or any option granted thereunder, to the fullest extent permitted with respect to directors of the Company under the Company's certificate of incorporation, by-laws or applicable law.

DURATION AND AMENDMENT OF THE 1994 PLAN

           No option may be granted pursuant to the 1994 Plan after August 9, 2004. The Board of Directors may at any time terminate or amend the 1994 Plan, provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a result of the anti-dilution adjustment described above) or change the 162(m) Maximum (b) change the eligibility requirements for individuals who may receive options or (c) make any change for which applicable law requires shareholder approval.

FEDERAL INCOME TAX TREATMENT

           The following is a general summary of the federal income tax consequences under current tax law of incentive and non-qualified stock options. It does not purport to cover all of the special rules, including special rules relating to optionees using previously acquired shares of Common Stock to exercise options, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

           An optionee will not recognize taxable income upon the grant of an incentive stock option or a non-qualified stock option.

           In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. Long-term capital gains are generally taxed at more favorable rates than ordinary income or short-term capital gains. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

           Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company is generally entitled to a deduction for such amount on the date of exercise. If the optionee later sells shares acquired pursuant to the non-qualified stock option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

           In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

OPTIONS GRANTED DURING LAST FISCAL YEAR UNDER 1994 PLAN

           The grant of options is within the discretion of the Committee of the Board of Directors. Accordingly, the Company is unable to determine future options, if any, that may be granted to the named persons or groups in the following table. The following table sets forth the number of shares underlying options that were granted under the 1994 Plan during the Company's fiscal year ended March 31, 1996 to (i) each Named Executive Officer, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers and (iv) all other employees, including current officers who are not executive officers:


                                                                       Number of
                                                                        Shares
                                                                      Underlying
                                                                        Options
Name                                                                    Granted
- ----                                                                    -------
Lonnie L. Sciambi - President, CEO ..................................    3,378
Stephen B. Gray - President, COO ....................................    2,309
Michael Radomsky - Executive Vice President, Secretary ..............    8,208
William H. Whitney - Vice President - Research & Development ........    8,136
Robert M. Groll - Vice President - Marketing ........................    7,837
Executive officers as a group (7 persons, including the
   Named Executive Officers) ........................................   46,447
Non-executive officer directors as a group (3 persons) ..............   30,000
Other employees as a group (35 persons) .............................   40,086

           All options were granted at 100% of the fair market value of the underlying shares on the date of grant. Accordingly, the foregoing table does not include any value that may arise from a future increase in the market value of the Company's Common Stock. The closing price of the Company's Common Stock on NASDAQ on August 9, 1996 was $1.625 per share.

           The Board of Directors recommends a vote FOR approval of the amendments to the Company's 1994 Stock Option Plan.

                                 PROPOSAL NO. 3
                           RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS


           The Board of Directors has selected the accounting firm of Coopers & Lybrand L.L.P. to serve as independent accountants of the Company for the year ending March 31, 1997 and proposes the ratification of such decision. Coopers & Lybrand L.L.P. has served as the principal independent accountants of the Company since January 30, 1996 and is familiar with the business and operations of the Company, and is intended to continue to serve for the year ending March 31, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

           On January 10, 1996, the Company received from Price Waterhouse LLP, its independent accountants for the fiscal year ended March 31, 1995, a letter confirming that the relationship has ceased. On January 15, 1996, the Company's Board of Directors approved the resignation of Price Waterhouse LLP. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Price Waterhouse LLP for the fiscal year ended March 31, 1995.

           During the Company's fiscal year ended March 31, 1995 and the subsequent interim period preceding Price Waterhouse LLP's resignation on January 10, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, LLP would have caused Price Waterhouse LLP to make reference in connection with its report concerning the Company's financial statements to the subject matter of the disagreements.

           The Board of Directors recommends a vote FOR ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Company for the year ending March 31, 1997.

                              SHAREHOLDER PROPOSALS

           Shareholders who wish to include proposals for action at the Company's 1997 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than April 19, 1997. Such proposals should be addressed to the Company's Secretary.


                                  OTHER MATTERS

           The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                          ANNUAL REPORT TO SHAREHOLDERS

           The Company's 1996 Annual Report to Shareholders has been mailed to shareholders prior to the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

           A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MICHAEL RADOMSKY, MICROFRAME, INC., 21 MERIDIAN ROAD, EDISON, NEW JERSEY 08820.

                                              By Order of the Board of Directors



                                              Michael Radomsky, Secretary

Edison, New Jersey
August 17, 1996

           SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                                                                      PROXY
- -----                                                                      -----

                                MICROFRAME, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

           The undersigned holder of Common Stock of MICROFRAME, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen B. Gray and Stephen M. Deixler or either of them, Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1996 Annual Meeting of Shareholders of MICROFRAME, INC., to be held at the offices of MICROFRAME, INC., 21 Meridian Road, Edison, New Jersey 08820 on Monday, September 16, 1996 at 10:00 A.M., and at any adjournment or postponement thereof.

           The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

           Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE


           The Board of Directors Recommends a Vote FOR all listed nominees and for each of Proposals 2 and 3

(1)        Election of Six    FOR all nominees listed   WITHHOLD
                                                        AUTHORITY
           Directors          (except as marked to      to vote for all nominees
                               the contrary)[_]         listed below [_]

Nominees: Stephen M. Deixler, Stephen B. Gray, David I. Gould, Michael Radomsky, William H. Whitney, and Stephen P. Roma.

(INSTRUCTION) To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.

(2) Proposal to approve an amendment to the Company's 1994 Stock Option Plan which (i) increases by 500,000 from 750,000 to 1,250,000, the aggregate number of shares of Common Stock for which options may be granted thereunder and (ii) reflects the amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

           FOR [_]             AGAINST [_]                    ABSTAIN [_]

(3) Proposal to ratify the Board of Directors' selection of Coopers & Lybrand, L.L.P. as the Company's independent public accountants for the year ending March 31, 1997.

           FOR [_]             AGAINST [_]                    ABSTAIN [_]

(4) The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.


Dated _______________________________, 1996

________________________________________________________________________________

________________________________________________________________________________


                                  Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


                                       -2-